UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.

TOTAL RETURN FUND

SEMI-ANNUAL REPORT

For the Six Months Ended
September 30, 2006

October 31, 2006

Dear Shareholders:

A shift in investor sentiment away from energy and economically sensitive shares resulted in a disappointing performance for the Hester Total Return Fund relative to the custom index for the six months ended September 30, 2006. Net of expenses, the Fund’s return was (0.81%) compared to 3.96% for the blended custom index and 4.12% return for the S&P 500 Composite Index. At the end of the third quarter, the market value of the Fund was $12,217,073.

The Fund
The primary reasons for this underperformance were HCM’s continued over-weight of the Energy sector. The Energy and Utility holdings comprised HCM’s exposure to the energy markets and at the end of the third quarter, accounted for 14% of the portfolio, relative to 9.3% for the S&P 500. Energy prices peaked in the third quarter as both oil and natural prices turned down, resulting in underperformance in this sector of the portfolio.

In addition, the Federal Reserve signaled to the market that it had completed its mission of raising short-term interest rates, igniting a rally in the fixed income securities market. Financial stocks rallied on this news and the portfolio benefited as these stocks, in general, accounted for 13.7% of the total portfolio. However, Financials represent 22.3% of the S&P 500’s market capitalization, and the underweighting of such a dominate sector was a drag on portfolio returns.

Another issue we have faced in the first half of the fiscal year was that economic uncertainty became a dominant theme resulting in underperformance of economically sensitive shares. The portfolio has 16.4% in the Industrial sector of the economy relative to 10.9% for the benchmark and this overweight of an underperforming sector was the last factor contributing to the portfolio performance.

This is not the first time in our 34 year career that we have had periods where the market changed its stripes and runs counter to our portfolio construction. We continue to have a high degree of confidence in the fundamentals of the companies in the Fund and that our bottom-up analysis will result in the price objectives of these shares and outperformance over the long term.

Asset Allocation
At September 30, common stocks represented 87% of the portfolios assets, with cash reserves at 13%. We continue to have a 0% allocation to fixed income securities, favoring equities over bonds at this point in time. We consider 5% or less in cash reserves to be fully invested and we will be looking for individual stocks to move to a more fully invested position.

2006 Market Review
One of the major themes since the beginning of this decade has been the outperformance of mid-capitalization and small-capitalization shares relative to the large-cap sector of the marketplace. However, in the third calendar quarter, the market began to change its preference and moved away from the mid-cap and small-cap space. The popular large cap benchmarks experienced returns of over 5% for the quarter, while the mid-cap and small-cap benchmarks of S&P produced negative returns. The good news is that your portfolio has significant exposure to large-capitalization stocks and is experiencing better relative performance in the month of October.

Outlook
Since late summer, the U.S. Equity market has gathered steam with all the benchmarks currently establishing new highs for the year. Economic growth is slowing due to the down turn in the residential housing sector of the economy. We continue to see moderate economic growth for the balance of this year and through 2007. We see little change in interest rates over the near term, but the possibility does exist as economic growth moderates for the Fed to begin lowering interest rates sometime during the course of 2007. As for equities, we believe the market will be driven by earnings and it remains a stock selection market. Next year is the third year in the presidential election cycle and if the Fed finds itself in the position to lower interest rates, it is very possible that 2007 will extend the duration of a bull market. Thus, we remain constructive on the market and expect better returns in 2007 on the benchmarks.

We sincerely appreciate the opportunity to serve as the investment adviser to the Hester Total Return Fund and to you, our clients. We look forward to a competitive and successful second half of the fiscal year.

Sincerely,

I. Craig Hester, CFA	John E. Gunthorp, CFA

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The above discussion is based on the opinion of Ira Craig Hester and John E Gunthorp, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Price-to-Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Quasar Distributors, LLC, Distributor. (11/06)

Hester Total Return Fund

INVESTMENT PERFORMANCE as of 9/30/06

Since
Six	One	Three	Five	Inception
Month	Year[1]	Year[1]	Year[1]	9/30/98[1]
Hester Total Return Fund[2]	(0.81%)	4.04%	11.61%	7.96%	7.33%
Blended Custom Index[3]	3.96%	8.98%	9.86%	6.31%	5.09%

Stock Market Indices
Hester Total Return Fund -
Equities Only	0.04%	6.50%	14.74%	10.74%	9.50%
Russell 1000 Index	3.31%	10.25%	12.77%	7.64%	5.60%
S&P 500 Composite Index	4.12%	10.77%	12.28%	6.96%	5.07%

Bond Market Indices
Hester Total Return Fund -
Bonds Only	0.0%[4]	0.0%[4]	0.0%[4]	0.0%[4]	7.42%[3]
Lehman Brothers U.S.
Intermediate Govt/Credit
Bond Index	3.49%	3.62%	2.58%	4.34%	5.13%
Lehman Brothers U.S.
Govt/Credit Bond Index	3.76%	3.32%	3.07%	4.96%	5.31%

Cash Equivalents Indices
90-day U.S. Treasury Bills	2.46%	4.35%	2.72%	2.31%	3.49%
Consumer Price Index	1.55%	2.06%	3.09%	2.62%	2.73%

1	Annualized.
2	For six-month and one-year, the Total Fund Return and the Equities Only return do not match due the periodic holding of short-term investments.
3	75% S&P 500 Composite Index and 25% Lehman U.S. Intermediate Government/Credit Bond Index
4	The Fund did not hold any bonds during this period.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-811-0215.

Index Descriptions:

Russell 1000: Measures the performance of the 1,000 largest companies in the Russell 3000.

Standard & Poor’s 500 Index: The index is a broad-based, capitalization-weighted, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Each stock is weighted by its proportion of the total market value of all 500 issues. Thus, larger companies have a greater effect on the index.

Lehman U.S. Govt/Credit Bond Index: The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

91-day U.S. Treasury Bills: Provide a measure of riskless return. The rate of return is the average interest rate available on the beginning of each month for a Treasury Bill maturing in ninety days.

Consumer Price Index: A measure of the average change in prices over time of goods and services purchased by households.

S&P 500/BARRA Growth Index: The S&P 500/BARRA Growth Index is a market capitalization-weighted index of all the stocks in the S&P 500 Index that have high price to book ratios. It is designed so that approximately 50% of the S&P 500 market capitalization is in the Barra Growth Index. The other 50% is in the Barra Value Index. You cannot invest directly in an index.

S&P 500/BARRA Value Index: The S&P 500/BARRA Value Index is a market capitalization-weighted index of all the stocks in the S&P 500 that have low price to book ratios. It is designed so that approximately 50% of the S&P 500 market capitalization is in the Barra Value Index. The other 50% is in the Barra Growth Index.

S&P MidCap 400 Index: The S&P MidCap 400 Index is a capitalization weighted index that measures the performance of the mid-range sector of the U.S. Stock Market.

S&P SmallCap 600 Index: The S&P Small Cap Index is an unmanaged capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

Hester Total Return Fund

SECTOR ALLOCATION At September 30, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited)
As a shareholder of the Hester Total Return Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However,

Hester Total Return Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2006 (Unaudited) (Continued)
the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/06	9/30/06	4/1/06 - 9/30/06*
Actual	$1,000	$ 992	$8.49
Hypothetical (5% annual
return before expenses)	$1,000	$1,016	$8.55

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.70% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Hester Total Return Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited)

Shares		Value
COMMON STOCKS: 87.3%
Aerospace & Defense: 0.9%
1,500	General Dynamics Corp.	$107,505
Automobiles: 1.1%
1,200	Toyota Motor Corp. - ADR	130,680
Auto Rental: 0.2%
1,200	Avis Budget Group, Inc.	21,948
Beverages: 2.6%
7,000	The Coca-Cola Co.	312,760
Business Services: 0.9%
3,100	Fidelity National
	Information Services	114,700
Capital Markets: 4.7%
2,200	Affiliated Managers
	Group, Inc. (a)	220,242
10,000	Bank of New York, Inc.	352,600
		572,842
Commercial Services & Supplies: 5.3%
8,500	ADESA, Inc.	196,435
10,000	Labor Ready, Inc. (a)	159,300
4,500	Republic Services, Inc.	180,945
3,000	Waste Connections,
	Inc. (a)	113,730
		650,410
Communications Equipment: 2.2%
11,500	Cisco Systems, Inc. (a)	264,500
Computers & Peripherals: 5.1%
3,200	Dell, Inc. (a)	73,088
8,500	Hewlett-Packard Co.	311,865
2,000	International Business
	Machines Corp.	163,880
3,000	Seagate Technology	69,270
		618,103
Diversified Financial Services: 4.3%
10,666	Citigroup, Inc.	529,780
Electrical Equipment: 1.7%
3,500	Rockwell Automation, Inc.	203,350
Energy Equipment & Services: 4.2%
5,650	Baker Hughes, Inc.	385,330
5,500	TETRA Technologies,
	Inc. (a)	132,880
		518,210
Food Products: 0.8%
10,000	Del Monte Foods Co.	104,500
Gas Utilities: 1.9%
6,500	Equitable Resources, Inc.	227,370
Health Care Equipment & Supplies: 2.7%
2,200	C.R. Bard, Inc.	165,000
5,500	DENTSLPY
	International, Inc.	165,605
		330,605
Health Care Providers & Services: 3.1%
3,600	HCA, Inc.	179,604
3,200	Quest Diagnostics, Inc.	195,712
		375,316
Hotels Restaurants & Leisure: 0.5%
2,400	Wyndham Worldwide
	Corp. (a)	67,128
Household Durables: 2.9%
10,000	Koninklijke Philips
	Electronics N.V. - ADR	350,100
Industrial Conglomerates: 4.6%
10,500	General Electric Co.	370,650
7,000	Tyco International Ltd.	195,930
		566,580
Insurance: 2.7%
5,000	American International
	Group, Inc.	331,300
IT Services: 4.4%
10,000	First Data Corp.	420,000
8,200	Perot Systems Corp. -
	Class A (a)	113,078
		533,078
Machinery: 1.8%
2,400	Illinois Tool Works, Inc.	107,760
3,000	Joy Global, Inc.	112,830
		220,590

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

SCHEDULE OF INVESTMENTS at September 30, 2006 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 87.3% (Continued)
Media: 5.0%
3,750	CBS Corp. - Class B	$105,637
5,300	Comcast Corp. -
	Special Class A (a)	195,093
3,200	Lamar Advertising Co. -
	Class A (a)	170,912
3,750	Viacom, Inc. - Class B (a)	139,425
		611,067
Metals & Mining: 1.1%
4,600	Alcoa, Inc.	128,984
Multi-Utilities: 2.5%
13,500	MDU Resources
	Group, Inc.	301,590
Oil, Gas & Consumable Fuels: 5.5%
1,500	Apache Corp.	94,800
4,600	ConocoPhillips	273,838
4,500	Exxon Mobil Corp.	301,950
		670,588
Pharmaceuticals: 2.3%
10,000	Pfizer, Inc.	283,600
Real Estate Management &
Development: 0.6%
3,000	Realogy Corp. (a)	68,040
Semiconductor & Semiconductor
Equipment: 2.4%
14,000	Intel Corp.	287,980
Software: 3.8%
2,600	Amdocs Ltd. (a)	102,960
7,500	Microsoft Corp.	204,975
8,500	Oracle Corp. (a)	150,790
		458,725
Specialty Retail: 1.3%
5,500	Claire’s Stores, Inc.	160,380
Textiles, Apparel & Luxury Goods: 0.9%
1,300	Nike, Inc.	113,906
Thrifts & Mortgage Finance: 1.4%
4,000	Washington Mutual, Inc.	173,880
Trading Companies & Distributors: 1.9%
3,500	W.W. Grainger, Inc.	234,570
TOTAL COMMON STOCKS
(Cost $7,950,396)		10,644,665
INVESTMENT COMPANY: 0.8%
1,500	iShares MSCI EAFE
	Index Fund	101,625
TOTAL INVESTMENT COMPANY
(Cost $96,593)		101,625
SHORT-TERM INVESTMENTS: 13.0%
Variable Rate Demand Notes: 13.0%
1,176,586	Aim Liquid Assets, 5.090%	1,176,586
403,415	Short Term Treasury
	Investment, 4.830%	403,415
		1,580,001
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,580,001)		1,580,001
TOTAL INVESTMENTS
(Cost $9,626,990): 101.1%		12,326,291
Liabilities in Excess of
Other Assets: (1.1)%		(133,565)
TOTAL NET ASSETS: 100%		$12,192,726

ADR American Depository Receipt
(a) Non income producing security

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2006 (Unaudited)

ASSETS
Investments in securities, at value (cost $9,626,990) (Note 2)	$12,326,291
Receivables:
Dividends and interest	16,510
Prepaid expenses	3,660
Total assets	12,346,461

LIABILITIES
Payables:
Investment advisory fees	4,036
Investment securities purchased	109,019
Administration fees	2,466
Custody fees	1,380
Fund accounting fees	5,520
Transfer agent fees	7,276
Chief compliance officer fees	2,134
Other accrued expenses	21,904
Total liabilities	153,735

NET ASSETS	$12,192,726

Net asset value, offering and redemption price per share
($12,192,726/370,628, shares outstanding; unlimited
number of shares authorized without par value)	$32.90

COMPONENTS OF NET ASSETS
Paid-in capital	$9,192,124
Undistributed net investment income	639
Accumulated net realized gain on investments	300,662
Net unrealized appreciation on investments	2,699,301
Net assets	$12,192,726

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividends (net of $87 foreign withholding tax)	$77,394
Interest	26,582
Total investment income	103,976

EXPENSES (Note 3)
Investment Advisory fees	42,674
Administration fees	15,041
Transfer agent fees	13,635
Fund accounting fees	10,963
Audit fees	8,958
Registration fees	6,175
Legal fees	5,501
Reports to shareholders	5,474
Miscellaneous	4,362
Trustee fees	3,477
Chief compliance officer fees	2,967
Custody fees	2,198
Insurance expense	457
Total expenses	121,882
Less: fees waived	(18,245)
Net expenses	103,637
Net investment income	339

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	127,477
Change in net unrealized depreciation on investments	(220,931)
Net realized and unrealized gain (loss) on investments	(93,454)
Net decrease in net assets resulting from operations	$(93,115)

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
	September 30, 2006	Year Ended
	(Unaudited)	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$339	$300
Net realized gain on investments	127,477	943,019
Change in net unrealized appreciation
(depreciation) on investments	(220,931)	95,758
Net increase (decrease) in net assets
resulting from operations	(93,115)	1,039,077

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(1,296,056)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	(538,426)	96,944
Total decrease in net assets	(631,541)	(160,035)

NET ASSETS
Beginning of period	12,824,267	12,984,302
End of period	$12,192,726	$12,824,267
Undistributed net investment income	$639	$300

(a) Summary of capital share transactions is as follows:
	Six months Ended
	September 30, 2006		Year Ended
	(Unaudited)		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	5,411	$172,005	21,233	$724,485
Shares issued in reinvestment
of distributions	—	—	38,100	1,231,787
Shares redeemed	(21,351)	(710,431)	(56,223)	(1,859,328)
Net increase	(15,940)	$(538,426)	3,110	$96,944

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2006#		2006		2005	2004	2003	2002
Net asset value,
beginning of period	$33.17		$33.86		$33.76	$26.19	$34.76	$32.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)	0.00	(1)	0.00	(1)	(0.10)	(0.17)	(0.02)	0.04
Net realized and
unrealized gain (loss)
on investments	(0.27)		2.69		2.92	9.12	(6.76)	3.06
Total from
investment
operations	(0.27)		2.69		2.82	8.95	(6.78)	3.10
LESS DISTRIBUTIONS:
From net investment
income	—		—		—	—	(0.04)	(0.06)
From net realized gain	—		(3.38)		(2.72)	(1.38)	(1.75)	(0.93)
Total distributions	—		(3.38)		(2.72)	(1.38)	(1.79)	(0.99)
Net asset value,
end of period	$32.90		$33.17		$33.86	$33.76	$26.19	$34.76
Total return	(0.81	)%^	8.21%		8.20%	34.52%	(19.65)%	9.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$12.2		$12.8		$13.0	$10.1	$10.0	$14.4
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.00	%+	1.82%		1.76%	1.91%	1.89%	1.59%
After fees waived and
expenses absorbed	1.70	%+	1.70%		1.74%	1.91%	1.89%	1.59%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.29	)%+	(0.12)%		(0.36)%	(0.52)%	(0.09)%	0.11%
After fees waived and
expenses absorbed	0.01	%+	0.0	%(2)	(0.34)%	(0.52)%	(0.09)%	0.11%
Portfolio turnover rate	8.50	%^	24.47%		25.46%	24.18%	16.94%	9.80%

#	Unaudited.
(1)	Less than $0.01 per share.
(2)	Less than 0.01%.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited)

NOTE 1 — ORGANIZATION
Hester Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on October 12, 1988. Prior to July 31, 2002, the Fund was known as the Avondale Hester Total Return Fund. Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

The Fund’s investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2006, the Fund did not hold fair valued securities.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first-out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.
E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Hester Capital Management, L.L.C., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the six months ended September 30, 2006, the Fund incurred $42,674 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its annual ratio of expenses to average net assets will not exceed 1.70%. For the six months ended September 30, 2006, the Advisor waived $18,245 in fees for the Fund. The Advisor is permitted to seek reimbursement from the Hester Total Return Fund subject to limitations for fees waived and/or Fund expenses its pays over the following three years after payment.

At September 30, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $36,612. Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2008	$2,113
March 31, 2009	$16,254
March 31, 2010	$18,245

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)
U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund’s average daily net assets or $30,000. For the six months ended September 30, 2006, the Fund incurred $15,041 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended September 30, 2006, the Fund was allocated $2,967 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian. Both the Distributor and Custodian are affiliates of the Administrator

NOTE 4 — PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 2006, was $946,251 and $1,395,253, respectively.

There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2006.

The cost basis of investments for federal income tax purposes at September 30, 2006 was as follows:

Cost of investments	$9,626,990
Gross tax unrealized appreciation	$3,082,794
Gross tax unrealized depreciation	(383,493)
Net tax unrealized appreciation	$2,699,301

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2006 (Unaudited) (Continued)

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended September 30, 2006 and the year ended March 31, 2006 for the Fund was as follows:

	Six Months Ended
	September 30, 2006	March 31, 2006
Distributions paid from:
Ordinary income	$—	$71,450
Long-term capital gain	—	1,224,606

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$2,920,232
Undistributed ordinary income	300
Undistributed long-term capital gain	173,185
Total distributable earnings	173,485
Other accumulated gains/(losses)	—
Total accumulated earnings	$3,093,717

Hester Total Return Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Hester Total Return Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 811-0215 and by accessing the Fund’s website at www.hestercapital.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0215. In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 811-0215. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Hester Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Hester Capital Management, LLC (the “Advisor”) for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Hester Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was below the median of its peer group for all relevant time periods. The Board also noted that the Fund’s year-to-date and one-year performance were ranked in the fourth quartile, the three- and ten-year performance were ranked in the third quartile and the five-year performance was ranked in the second quartile. The Board noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that although it was not satisfied with performance, the Board had discussed with the Advisor measures to improve performance in the future and would continue to monitor the Advisor’s performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.70%. The Board noted that the advisory fee was below the median for its peer group both on a contractual basis and net of fee waivers or expense reimbursements. The Board further noted that the Fund’s total fee was below the fees charged on its separately managed accounts at certain lower asset levels and higher than fees charged for its separately managed accounts at larger asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were substantially different. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect

Hester Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars”. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Advisor
HESTER CAPITAL MANAGEMENT, L.L.C.
1301 S. Mo-Pac Expressway, Suite 350
Austin, TX 78746

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 811-0215

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Hester Total Return Fund
Symbol - AHTRX
CUSIP - 742935703

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  12/4/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  12/4/06

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  12/6/06

* Print the name and title of each signing officer under his or her signature.